STATEMENTS OF OPERATIONS (Unaudited) - USD ($)		3 Months Ended
	Mar. 31, 2019	Mar. 31, 2020
Revenue:
Service revenue, related party	$ 0	$ 21,070
Total net revenues	0	21,070
Operating Expenses:
General and Administrative	4,000	25,070
Operations Loss	(4,000)	(4,000)
Other revenue	0	3,539
Net Loss	(4,000)	(461)
Other Comprehensive Loss
Foreign currency translation adjustment	0	(57,060)
Total comprehensive Loss	$ (4,000)	$ (56,599)
Basic and Diluted Net Loss per share:	$ 0.00	$ 0.00
Weighted average number of shares outstanding; Basic and Diluted	100,000,000	100,629,555